SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 8, 2004

                                    ---------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-30130                  06-1481060
      (State or other         (Commission file number)       (I.R.S. employer
      jurisdiction of                                      identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                           06810
   (Address of principal                                        (Zip code)
    executive offices)



       Registrant's telephone number, including area code: (203) 794-1100


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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 7.     Exhibits..........................................................3

Item 12.    Results of Operations and Financial Condition.....................3

Signature.....................................................................4







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Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated January 8, 2004, entitled "ATMI Updates Fourth Quarter Outlook."

Item 12. Regulation FD Disclosure.

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On January 8, 2004, ATMI, Inc., a Delaware corporation, issued a press release updating the outlook of its financial results for the fourth quarter of 2003. A copy of ATMI's press release is attached hereto as Exhibit 99.1.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2004

                               ATMI, INC.


                               By: /s/ Dan Sharkey
                               ------------------------------
                               Name: Dan Sharkey
                               Title: Vice President and Chief Financial Officer



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